Exhibit 10.15

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FINANCING STATEMENT

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BEXAR	§

THAT I, WE, or EITHER OF US, LANCER PARTNERSHIP, LTD., a Texas limited partnership of the County of BEXAR, State of TEXAS, sometimes hereinafter called Grantors (whether one or more) for the purposes of securing the indebtedness hereinafter described, and in consideration of the sum of TEN DOLLARS ($10.00) to us in hand paid by the Trustee hereinafter named, the receipt and sufficiency of which is hereby acknowledged, and for the further consideration of the uses, purposes and the trusts hereinafter set forth, have GRANTED, SOLD AND CONVEYED, and by these presents do GRANT, SELL and CONVEY, unto STEVE E. EDLUND Trustee, of International Bank of Commerce, 130 E. Travis, San Antonio, Bexar County, Texas 78205 and his substitutes or successors, all of the following described property situated in BEXAR County, Texas (hereinafter the “Property”), to-wit:

THAT CERTAIN REAL PROPERTY LOCATED IN BEXAR COUNTY, TEXAS BEING MORE PARTICULARLY DESCRIBED ON EXHIBIT “A” ATTACHED HERETO AND INCORPORATED HEREIN.

TO HAVE AND TO HOLD the above described Property, together with the rights, privileges and appurtenances thereto belonging unto the said Trustee, and to his substitutes or successors forever and Grantors do hereby bind themselves, their heirs, executers, administrators and assigns to warrant and forever defend the said premises unto the said Trustee, his substitutes or successors and assigns forever, against the claim or claims, of all persons claiming or to claim the same any part thereof.

This conveyance, however, is made in TRUST to secure payment of one /Promissory Note dated of even date, in the principal sum of FIFTEEN MILLION AND NO/ 100 DOLLARS ($15,000,000.00) (the “Note”), executed by the makers of said Note,  LANCER PARTNERSHIP, LTD., a Texas limited partnership who together with the above named Grantors, shall hereinafter collectively and interchangeably be referred to as Grantors, payable to the order of INTERNATIONAL BANK OF COMMERCE, hereinafter referred to as Beneficiary, in the City of SAN ANTONIO, BEXAR County, Texas and payable as therein provided, including late charges; bearing interest as therein stipulated, providing for acceleration of maturity and for reasonable and necessary attorney’s fees;

Should Grantors do and perform all of the covenants and agreements herein contained, and make payment of said indebtedness as the same shall become due and payable, then this conveyance shall become null and void and of no further force and effect, and shall be released at the expense of Grantors, by the holder thereof, hereinafter called Beneficiary (whether one or more).

Grantors COVENANT and AGREE as follows:

That they are lawfully seized of said Property, in fee simple absolute, and have the right to convey the same; that said Property is free from all liens and encumbrances, except as herein provided.

To protect the title and possession of said property and to pay when due all taxes and assessments now existing or hereafter levied or assessed upon said Property, or the interest therein created by this Deed Of Trust, and to preserve and maintain the lien hereby created as a first and prior lien on said Property including any improvements hereafter made a part of the realty.

To keep the improvements on said Property in good repair and condition, and not to permit or commit any waste thereof; to keep said buildings occupied so as not to impair the insurance carried thereon.

To insure and keep insured all improvements now or hereafter created upon said Property against loss or damage by fire and wind-storm, and any other hazard or hazards as may be reasonably required from time to time by Beneficiary during the term of the indebtedness hereby secured, to the extent of the total amount of the indebtedness hereby secured, or to the extent of the full insurable value of said improvements, whichever is the lesser, in such form and with such insurance company or companies as may be approved by Beneficiary, and to deliver to Beneficiary*; any proceeds which Beneficiary may receive under such policy or policies, may be applied by Beneficiary, at its option, to reduce the indebtedness hereby secured, whether then matured or to mature in the future, and in such manner as Beneficiary may elect, or Beneficiary may permit Grantors to use said proceeds to repair or replace all improvements damaged or destroyed and covered by said policy.

* such certificates of insurance as Beneficiary may request;

That Beneficiary may employ counsel for advice or other legal service at Beneficiary’s discretion in connection with any dispute as to the debt hereby secured or lien securing same or this instrument, or any litigation or arbitration proceeding to which the Beneficiary may be made a party on account of this lien or which may affect the title to the Property on account of this lien or which may affect the title to the Property securing the indebtedness hereby secured or which may affect said debt or lien. Any reasonable and necessary attorney’s fees so incurred shall be added and be part of the debt hereby secured.

In addition to the land and improvements above described, the lien of this Deed Of Trust covers and includes all abstracts and title papers furnished or to be furnished in connection with the making of the loan evidenced by said Note, the payment of which is secured hereby.

Grantors agree to pay on demand for attorney’s fees incurred in connection with either the closing of the loan secured hereby or the renewal, extension, modification and/or rearrangement of any part of the indebtedness secured hereby, or, in the alternative, such amounts expended by Beneficiary shall be added to and be a part of the debt hereby secured.

That in the event Grantors shall fail to keep the improvements on the Property hereby conveyed in good repair and condition, or to pay promptly when due all taxes and assessments, as aforesaid, or to preserve the prior lien of this Deed Of Trust on said Property or to keep the buildings and improvements insured, as aforesaid, or to deliver the policy, or policies, of insurance or the renewal thereof to Beneficiary, as aforesaid, then Beneficiary may, at his option, but without being required to do so, make such repairs, pay such taxes and assessments, purchase any tax title thereon, remove any prior liens, and prosecute or defend any suits in relation to the preservation of the prior lien of this Deed Of Trust on said Property, or insure and keep insured the improvements thereon in any amount not to exceed that above stipulated; that any sums which may be so paid out by Beneficiary, including the costs, expenses and attorney’s fees paid in any suit affecting said Property when necessary to protect the lien hereof and all other expenses and costs agreed to be paid by Grantors under the Deed Of Trust which are not paid when due shall bear interest from the dates of such payments at the prematurity interest rate stated in the Note hereby secured, and shall be deemed a part of the debt hereby secured and recoverable as such in all respects. In addition, in the event Grantors shall fail to keep the buildings and improvements insured, as aforesaid, or to deliver the policy or policies, of insurance or the renewal thereof to the Beneficiary, as aforesaid, the Beneficiary may, at his option, but without being required to do so, insure and keep insured the improvements thereon in any amount not to exceed that above stipulated (including without limitation, to the extent allowed by law, the purchase of Single Interest Insurance which may provide coverage only for Beneficiary); that all sums paid for insurance premiums by Beneficiary, as aforesaid, shall bear interest from the dates of such payments at the prematurity interest rate contracted for in the Note hereby secured, and shall be paid by Grantors to Beneficiary upon demand, at the same place at which the above-described Note is payable, and shall be deemed a part of the debt hereby secured and recoverable as such in all respects.

Grantors expressly agree annually to furnish Beneficiary upon request validated receipts or copies of checks evidencing payment of all taxes assessed against, and insurance covering, the said Property. If Grantors should fail to furnish such receipts, Beneficiary may require Grantors to deposit monthly with Beneficiary on the payment dates specified in the Note hereby secured in addition to the monthly payment of principal and interest provided in the Note hereby secured a sum equal to 1/12 of the estimated annual taxes and insurance premiums covering such Property, such estimates to be made by Beneficiary. Beneficiary shall hold such deposits, without bond and without accrual of interest thereon, to pay taxes and insurance premiums as they become due, until the indebtedness secured hereby is fully paid and the balance delivered to Grantors.

All agreements between any of the parties hereto are hereby limited by these provisions which shall override all such agreements, whether now existing or thereafter arising. If from a construction of any document related to any transaction between Bank, Grantors and/or any other person or entity executing this Deed Of Trust, any term(s) or provision(s) of any document is in conflict with applicable law, such document shall be automatically reformed and modified as to comply with applicable law, without the necessity of execution of any amendment or new document.

That in the event of default in the payment of any installment, principal or interest, or of a late charge, of the Note hereby secured, or ** in the payment, when due, of any other indebtedness secured hereby, in accordance with the terms thereof, or of a breach of any of the covenants herein contained to be performed by Grantors then and in any of such events Beneficiary shall, at Beneficiary’s option, accelerate the maturity of the Note(s) hereby secured and the entire outstanding and unpaid principal indebtedness hereby secured together with all accrued and unpaid interest thereon, all accrued and unpaid late charges, fees and other sums shall thereby become immediately due and payable, and in the event of default in the payment of said indebtedness when due or declared due, it shall thereupon, or at any time thereafter, be the duty of the Trustee, or his successor or substitute as hereinafter provided, at the request of Beneficiary (which request is hereby conclusively presumed), to enforce this trust; and after advertising the time, place and terms of the sale of the above described and conveyed Property, then subject to the lien hereof, for at least twenty-one (21) days preceding the date of sale by posting written or printed notice thereof at the County Courthouse and by filing a copy of such notice in the office of the County Clerk of the county where said Property is situated, which notice may be posted by the Trustee acting, or by any person acting for him, and the Beneficiary (the holder of the indebtedness secured hereby) has, at least twenty-one (21) days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each person and/or entity(s) obligated to pay the indebtedness secured by this Deed Of Trust according to the records of Beneficiary by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such person(s) and/or entity(s) at such person’s and/or entity(s) most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service, the Trustee shall sell the above described property, then subject to the lien hereof, at public auction in accordance with such notice at the Courthouse of said county where such Property is situated (provided where said Property is situated in more than one county, the notice to be posted as herein provided shall be posted at the Courthouse of each of such counties, and filed with the County Clerk of each of such counties where said Property is situated, and said above described and conveyed Property may be sold at the Courthouse of anyone of such counties, and the notices so posted and filed shall designate the county where the Property will be sold), on the first Tuesday in any month between the hours of ten 0’ clock A.M. and four o’clock P.M., to the highest bidder for cash, selling all of the Property as an entirety or in such parcels as the Trustee acting may elect and make due conveyance to the Purchaser or Purchasers, with general warranty binding Grantors, their heirs and assigns; and of the money arising from such sale, the Trustee acting shall pay first, all the expenses of advertising the sale and making the conveyance, including a reasonable commission to himself, which commission shall be due and owing in addition to the attorney’s fees provided for in said Note, and then to Beneficiary the full amount of principal, interest, attorney’s fees and late charges due and unpaid on said Note and all other indebtedness secured hereby, rendering the balance of the sales price, if any, to Grantors, their heirs or assigns; and the recitals in the conveyance to the Purchaser or Purchasers shall be full and conclusive evidence of the truth of the matters therein stated, and all prerequisites to said sale shall be presumed to have been performed, and such sale and conveyance shall be conclusive against Grantors, their heirs and assigns.

** which is not cured within any applicable cure period

Beneficiary may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

It is agreed that in the event a foreclosure hereunder should be commenced by the Trustee, or his substitute or successor, Beneficiary may at any time before the sale of said Property, direct the said Trustee to abandon the sale, and may then institute suit for the collection of said Note, and for the foreclosure of this Deed Of Trust lien; it is further agreed that if the Beneficiary should institute a suit for the collection thereof, and for a foreclosure of this Deed Of Trust lien, that he may at any time before the entry of a final judgment in said suit dismiss same and require the Trustee, his substitute or successor, to sell the Property in accordance with the provisions of this Deed Of Trust.

Beneficiary shall have the right to purchase at any sale of the Property, being the highest bidder, and to have the amount for which such Property is sold credited on the debt secured hereby.

Beneficiary, in any event, is hereby authorized to appoint a substitute trustee, or a successor trustee, to act instead of the Trustee named herein without other formality than the designation in writing of a substitute or successor trustee; and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness hereby secured has been paid in full, or until said Property is sold hereunder, and each substitute and successor trustee shall succeed to all the rights and powers of the original trustee named herein.

In the event any sale is made of the above described Property, or any portion thereof, under the terms of this Deed Of Trust, Grantors, their heirs and assigns, shall forthwith upon making of such sale surrender and deliver possession of the Property so sold to the Purchaser at such sale, and in the event of their failure to do so they shall thereupon from and after the making of such sale be and continue as tenants at will of such Purchaser, and in the event of their failure to surrender possession of said Property upon demand, the Purchaser, his heirs or assigns, shall be entitled to institute and maintain an action for forcible detainer of said Property in the Justice of the Peace Court in the Justice Precinct in which such Property, or any part thereof, is situated.

Grantors agree that any resale by Beneficiary of the Property described in this Deed Of Trust after foreclosure may be made for a price below the fair market value (i.e. at wholesale) and that Beneficiary is not required to re-sell the Property for a price equal to or above fair market value (i.e. retail). Grantors agree that the sales price obtained by Beneficiary at any such resale will not be used in determining the fair market value of the Property for the purposes of determining value under Section 51.003 of the Texas Property Code.

To the greatest extent permitted by law, Grantors hereby waive all rights and remedies created under Section 51.003 of the Texas Property Code including, without limitation, the right introduce evidence of the amount of the sales price of the Property sold by Beneficiary following any foreclosure of the liens pursuant to the terms of this Deed Of Trust.

It is agreed that the lien hereby created shall take precedence over and be a prior lien to any other lien of any character whether vendor’s, materialmen’s, or mechanic’s lien hereafter created on the above described Property, and in the event the proceeds of the indebtedness secured hereby as set forth herein are used to payoff and satisfy any liens heretofore existing, on said Property, then Beneficiary is, and shall be, subrogated to all of the rights, liens and remedies of the holders of the indebtedness so paid.

It is further agreed that if Grantors, their heirs or assigns, while the owner of the hereinabove described property, should commit an act of bankruptcy, or authorize the filing of a voluntary petition in bankruptcy; or should an act of bankruptcy be committed and involuntary proceedings instituted or threatened, or should the Property hereinabove described be taken over by a Receiver for Grantors, their heirs or assigns, the Note hereinabove described may, at the option of Beneficiary, immediately become due and payable, and the acting Trustee may then proceed to sell same under the provisions of this Deed Of Trust.

Grantors hereby transfer and assign unto Beneficiary, to be applied on the debt secured hereby: (a) all eminent domain or condemnation award moneys which may hereafter be awarded or paid for the condemnation of the hereinabove described Property, or any part thereof or for any portion of the premises which may be appropriate for any public or quasi-public use, or by virtue of private sale in lieu thereof and any sums which may be awarded or become payable to Grantors for damages caused by public works or construction on or near the Property; (b) all the bonuses, rents, royalties, damages and delay moneys that may be due or that may hereafter become due and payable to the Grantors or their assigns under any oil, gas, mining or mineral lease or leases of any kind now existing, or which may hereafter come into existence (including agricultural and/or hunting contracts of every kind) covering the above-described Property or any part thereof; (c) all proceeds from the sale of crops grown on the Property, as well as all pasturage and/or grazing or hunting fees. Grantors authorize and direct payment of such money to said Beneficiary until the debt secured hereby is paid. Such money may, at the option of the Beneficiary, be applied on the debt whether due or not. The Beneficiary shall not be obligated, in any manner to collect said moneys or any part thereof, and shall be responsible only for amounts received by the Beneficiary. Nothing herein contained shall be construed as a waiver or prejudice to the priority of this lien or the options hereunder in favor of said Beneficiary.

It is agreed that an extension, or extensions, may be made as to the time of payment of all, or part, of the indebtedness secured hereby,  and that any part of the above described Property may be released from this lien without altering or affecting the priority of the lien created by this Deed Of Trust in favor of any junior encumbrance, mortgage or purchaser, or any person acquiring an interest in the Property hereby conveyed, or any part thereof; it being the intention of the parties hereto to preserve this lien on the Property herein described and all improvements thereon; and that may be hereafter constructed thereon, first and superior to any liens that may be placed thereon, or that may be fixed, given or imposed by law thereon after the execution of this instrument notwithstanding any such extension of the time of payment, or the release of a portion of said Property from this lien.

In the event any portion of the indebtedness hereinabove described cannot be lawfully secured by this Deed Of Trust lien on said Property, it is agreed that the first payments made on said indebtedness shall be applied to the discharge of that portion of said indebtedness.

Nothing contained herein or in the Note shall ever entitle Beneficiary, upon the arising of any contingency whatsoever, to receive or collect interest in excess of the highest rate allowed by the laws of the State of Texas or to the extent Federal Law permits a greater rate, then such greater rate, on the principal indebtedness hereby secured or on any money obligation hereunder and in no event shall Grantors be obligated to pay interest thereon in excess of such rate.

If this Deed Of Trust is executed by only one person or by a corporation, the plural reference to Grantors shall be held to include the singular and all of the covenants and agreements herein undertaken to be performed by and the rights conferred upon the respective Grantors name herein, shall be binding upon and inure to the benefit of not only said parties respectively but also their respective heirs, executors, administrators, grantees, successors and assigns.

In the event that the hereinabove described Property is sold, conveyed, or otherwise disposed of without the prior written consent of the Beneficiary, the maturity of the outstanding and unpaid principal, all accrued and unpaid interest, all accrued and unpaid late charges, and other fees and/or charges arising out of said Note or hereunder may, at the option of the Beneficiary, be accelerated and the Beneficiary may immediately demand payment of the then outstanding and unpaid principal sum, together with all accrued and unpaid interest due thereon, and all accrued and unpaid late charges, and other fees and/or charges then due and owing.

In the event Grantors should seek a temporary restraining order or an injunction or other legal action, be it temporary or permanent, to prevent, hinder or delay the exercise by Beneficiary of its rights and remedies under this Deed Of Trust, including, without limitation, its foreclosure rights, upon the occurrence of as default, as herein provided, then Grantors agree to pay and/or reimburse Beneficiary for all costs and expenses, including its reasonable and necessary attorney’s fees, incurred by Beneficiary in connection with its defense, appearance and/or other action taken by Beneficiary with respect thereto, such payment and/or reimbursement to be made*** Grantors agree to contact, in writing, Dennis E. Nixon, prior to the institution of any such legal or arbitration proceedings so as to permit Beneficiary the opportunity to appear and defend itself.

*** by Beneficiary unless Beneficiary obtains a final, non-appealable judgment in favor of Beneficiary.

It shall be an event of default under this Deed Of Trust should Grantors, or any of them or any guarantor, fail to timely deliver any and all financial statements, income tax returns, inventory reports, cash flow information, accounts receivable reports, or any other business, tax or financial information requested by Beneficiary.

Grantors hereby grant Beneficiary the right to protest any and all ad valorem taxes and special assessments made against the Property covered by this Deed Of Trust. In that regard, Grantors shall deliver to Beneficiary a true and correct copy, when received, of all tax assessments, valuations, re-appraisals and other notices received by Grantors from all tax authorities. Beneficiary shall have the right to appear in all tax proceedings and file appeals concerning taxes affecting the Property or any portion thereof.

Grantors expressly represent that this Deed Of Trust and the Note hereby secured are given for the following purpose, to-wit:

TO PROVIDE A SOURCE OF WORKING CAPITAL FOR GRANTORS.

To the extent allowed by law, this conveyance is also made in trust to secure and enforce the payment of any and all other indebtedness of Grantors to Beneficiary presently existing or which may in any manner or means hereafter be incurred or created by Grantors, which other or future indebtedness Grantors acknowledge to be currently contemplated by Grantors and evidenced in any manner whatsoever, including without limitation:

A.                                   any commercial loan or indebtedness;

B.                                     any credit card or other consumer type of loan;

C.                                     any indebtedness relating to checking or savings accounts (overdrafts, fees, etc.);

D.                                    any expenses incurred in the protection or maintenance of the collateral securing any of such liabilities, loans, and obligations;

E.                                      any expenses incurred in the collection of any indebtedness and/or obligation of the Grantors to Lender whether arising out of this agreement or otherwise;

F.                                      any letters of credit and/or indebtedness arising out of, or advanced to pay, letters of credit transactions;

G.                                     any indebtedness, however evidenced, whether by promissory note, bookkeeping entry, electronic transfer or by any other manner or form;

H.                                    any other indebtedness of Grantors to any financial institution affiliated with International Bancshares Corporation, jointly and/or severally, and in any capacity, whether as maker, guarantor, or otherwise, now or hereafter owing and regardless of how evidenced or arising; and

I.                                         any and all extensions, modifications, substitutions and/or renewals of any of such indebtedness.

To the extent allowed by law, for purposes hereof it is intended that the indebtedness include all classes of indebtedness, whether evidenced by notes, open accounts, overdraft, or otherwise, and whether direct, indirect or contingent, regardless of class, form or purpose and including but not limited to, loans for consumer, agricultural, business or personal purposes. The indebtedness does not include amounts owing pursuant to a homestead loan, homestead equity loan and/or home equity line of credit.

It being expressly agreed and understood that any and all sums now owed to or hereafter advanced by Beneficiary to Grantors shall be payable at the main offices of Beneficiary at 130 E. Travis, San Antonio, Bexar County, Texas 78205, and shall bear interest as may be provided in such notes or other evidences of indebtedness given by Grantors to Beneficiary; and this instrument is also executed for the purpose of securing and enforcing the payment of any renewal, extension and/or modification of any note or of any part of the said indebtedness of Grantors and including any further loans and advancements made by Beneficiary to Grantors. Repayment of all indebtedness of Grantors to Beneficiary shall not terminate this Deed Of Trust unless the same be so released by Beneficiary at the request of Grantors, but otherwise it shall remain in full force and effect to secure all future advances and indebtedness, regardless of any additional security that may be taken as to any past or future indebtedness, and shall be unaffected by any renewals, extensions or partial releases hereunder.

GRANTORS WILL NEITHER CREATE NOR PERMIT ANY JUNIOR OR SUBSEQUENT LIEN OR ENCUMBRANCE AGAINST THE PROPERTY WITHOUT PRIOR WRITTEN CONSENT OF BENEFICIARY.

Applicable to Prior Liens. If this Deed Of Trust is or becomes subordinate to any other liens, security interests, assignments of leases or rents or any other encumbrances (collectively, the “Prior Liens”) affecting any of the Property, all documents creating the Prior Liens and evidencing and governing the indebtedness secured shall be collectively called the “Prior Lien Documents” and this section shall apply. Grantors shall not enter into any renewal, extension, modification, increase or refinancing of any of the Prior Lien Documents or the indebtedness secured thereby without prior written consent of Beneficiary. Grantors shall pay when due all indebtedness evidenced and secured by the Prior Lien Documents and shall timely perform all other obligations of the Grantors under the Prior Lien Documents. Beneficiary may, but shall not be obligated to, pay any such indebtedness or perform any such obligations for the account of Grantors and any sum so expended shall be secured hereby. Grantors shall pay to Beneficiary all amounts so expended by Beneficiary with interest on such amounts from the date and at the rate set forth in the Note, but not in excess of the highest rate permitted by applicable law. Beneficiary’s cure of any default under any of the Prior Lien Documents shall not constitute a cure of the default under this Deed Of Trust. Grantors shall send to Beneficiary a copy of each notice of default or notice of acceleration or other notice received by Grantors from the holder of any of the Prior Lien Documents within one (I) business day after receipt thereof by Grantors. Notwithstanding the foregoing, Beneficiary does not consent to any Prior Lien unless otherwise expressly permitted in this Deed Of Trust.

Security Agreement/Financing Statement. This Deed Of Trust lien shall cover all property now or hereafter affixed or attached or incorporated into the Property, described herein and now or hereafter owned by Grantors in which Grantors now or hereafter have an interest which, to the fullest extent permitted by law, shall be deemed fixtures and part of the Property. In addition, this Deed Of Trust lien shall cover, and Grantors to the extent of any present or hereafter created rights of Grantors in such Property hereby grant to Beneficiary, a security interest in (i) all building materials, fixtures, equipment and other personal property, to be incorporated into any improvements constructed on the premises; (ii) all goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings and other personal property which are now or may hereafter be appropriated for use on (whether such items are stored on the premises or elsewhere), located on or used in connection with the premises; (iii) all rents, issues and profits, proceeds, profits, renewals, income or other benefit derived from the payments received for lodging from interests and/or materials, and all inventory, accounts, accounts receivable, contract rights, general intangibles, intellectual property, chattel paper, instruments, documents, permits, plans, specifications, drawings, governmental approvals, notes, drafts, letters of credit, indebtedness arising from and/or to pay an advance on letters of credit, accounts due from credit, debit and/or charge card companies, insurance policies, insurance condemnation awards and proceeds, trade names, trademarks and service marks arising from or related to the premises and any business conducted on the premises by Grantors; and (iv) all replacements and substitutions for or additions to, all products and proceeds of, and all books, records and files relating to any of the foregoing. To the extent any property covered by this Deed Of Trust lien consists of rights in action or personal property covered by the Texas Business And Commerce Code, this Deed Of Trust lien constitutes a security agreement and is intended to create a security interest in such property in favor of Beneficiary. This Deed Of Trust shall be self-operative with respect to such property, and in the event of default and/or acceleration of the indebtedness hereby secured, Grantors expressly grant to Beneficiary the right to enter upon the Property where the collateral is located for the purpose of enforcing its right to such collateral, and Grantors agree to execute and deliver, on demand, such security agreements, financing statements and other instruments as Beneficiary may request in order to impose the lien hereof made more specifically upon any of such property. If the lien of this Deed Of Trust on any property shall be subject to prior security agreement covering such property, then in the event of any default hereunder, all the rights, title and interest of Grantors in and to any and all deposits made in connection with the transaction whereby such prior security agreement was made are hereby presently assigned to Beneficiary, together with the benefit of any payments now or hereafter made in connection with such transaction.

Financing Statements. In addition to Beneficiary’s other rights set forth in this Deed Of Trust, Beneficiary shall have all rights of a secured party under the Texas Business And Commerce Code (the “Code”). At Beneficiary’s request, Grantors shall execute and deliver to Beneficiary all financing statements that may be required by Beneficiary to establish and maintain the validity and priority of Beneficiary’s security interest, and Grantors shall bear all costs thereof, including all searches reasonably required by Beneficiary. If Beneficiary should dispose of any of the property covered by the security interest created under this Deed Of Trust pursuant to the Code, ten (10) days written notice by Beneficiary to Grantors shall be deemed to be reasonable notice; provided however, Beneficiary may dispose of such property in accordance with the foreclosure procedures of this Deed Of Trust in lieu of proceeding under the Code.

(i)                            Grantors hereby authorize Beneficiary to file a Financing Statement, an Amended Financing Statement and a Continuation Financing Statement (collectively referred to as the “Financing Statement”) describing the Collateral.

(ii)                           Grantors hereby authorize Beneficiary to file a Financing Statement describing any agricultural liens or other statutory liens held by Beneficiary.

(iii)                          Grantors shall receive prior to the Closing an official report from the Secretary of State of each Collateral State, the Chief Executive Office State, and the Debtor State (each as defined below) (the “SOS Reports”) indicating that Beneficiary’s security interest is prior to all other security interests or other interests reflected in the report.

(iv)                          Beneficiary shall receive at any time following the Closing an SOS Report indicating that Beneficiary’s security interest is prior to all other security interests or other interests reflected in the report.

Beneficiary may sell, lease, or otherwise dispose of any of the personal property in accord with the rights, remedies, and duties of a Beneficiary under Chapters 2 and 9 of the Texas Business And Commerce Code after giving notice as required by those chapters; unless the Collateral threatens to decline rapidly in value, is perishable, or would typically be sold on a recognized market, Beneficiary will give Grantors reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice to Grantors; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Grantors at the address specified in this agreement at least ten days before any public sale or ten days before the time when the Collateral may be otherwise disposed of without further notice to Grantors. Grantors authorize Beneficiary to disclaim or modify any and all warranties set forth in Section 9.610(d) of the Texas Business And Commerce Code and stipulate and agree that such a disclaimer and/or modification will not render the sale commercially unreasonable. Beneficiary may retain all or part of the Collateral in full and/or partial satisfaction of the Indebtedness pursuant to Section 9.620 of Texas Business And Commerce Code.

Without providing Beneficiary with at least thirty (30) days prior written notice of Grantors’ intention to do so, Grantors, until the indebtedness is paid in full, agree that they will not:

a                                          in one transaction or a series of related transactions, merge into or consolidate with any other entity, sell all or substantially all of its assets, or in any way jeopardize its corporate existence,

b                                         change the state of its incorporation,

c                                          change its corporate name,

d.                                      change the address and/or location of its Chief Executive Office

e.                                       file a UCC-I Amendment form, and/or

f.                                         file a UCC-I Termination form.

Grantors shall give advance notice in writing to Beneficiary of any proposed change in Grantors’ name, identity, or structure and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary’s security interest with respect to any of the property described or referred to herein.

Grantors expressly represent that the Property hereinabove mentioned and conveyed to the Trustee forms no part of any property owned, used or claimed by Grantors as exempted from forced sale under the law of the State of Texas as either personal or business homestead, and Grantors renounce all and every Claim thereto under any such law or laws and hereby expressly designate as their homestead, personal and business, and as constituting all the property owned, used or claimed by them as exempt either as personal and/or business under such laws the following described property:

County, Texas.
(Personal And Business Homestead)

Assignments of Rents, Profits, etc. All of the rents, royalties, bonuses, issues, contracts for deed, proceeds, profits, revenue, income and any other benefit derived from the Property and improvements thereto, or arising from the use or enjoyment of any portion thereof or from any lease or agreement pertaining thereto and liquidated damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents or caused by damage to any part of the Property, together with any and all rights that Grantors may have against any tenant with any and all rights that Grantors may have against any tenant under such leases or any subtenants or occupants of any part of the Property (hereinafter called the “Rents”), are hereby absolutely and unconditionally assigned to Beneficiary. Prior to a default in payment by Grantors of any portion of the indebtedness secured by this Deed Of Trust (the “Indebtedness”) or breach of any covenant, representation or warranty made herein by Grantors (collectively, an “Event of Default”), Grantors shall have a license to collect and receive all Rents as Trustee for the benefit of Beneficiary and Grantors, and Grantors shall apply the funds so collected first to the payment of the Indebtedness in such manner as Beneficiary elects and thereafter to the account of Grantors. The foregoing assignment is intended to be absolute, unconditional and presently effective. It shall never be necessary for Beneficiary to institute legal proceedings of any kind to enforce the terms of this assignment.

Assignment of Leases. Grantors hereby assign to Beneficiary all existing and future leases, including subleases thereof, and any and all extensions, renewals, modifications, and replacements thereof, upon any part of the Property (the “Leases”). Grantors hereby further assign to Beneficiary all guaranties of tenants’ performance under the Leases. Prior to an Event of Default, Grantors shall have the right, without joinder of Beneficiary, to enforce the Leases, unless Beneficiary directs otherwise.

Warranties Concerning Leases and Rents. Grantors represent and warrant that: (a) Grantors have good title to the Leases and Rents hereby assigned and authority to assign them, and no other person or entity has any right, title or interest therein; (b) all existing Leases are valid, unmodified and in full force and effect, except as indicated herein, and no default exists thereunder; (c) unless otherwise provided herein, no Rents have been or will be assigned, mortgaged or pledged; (d) no Rents have been or will be anticipated, waived, released, discounted, set-off or compromised; and (e) Grantors have not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents.

Grantor’s Covenants of Performance as to Leases. Grantors covenant to: (a) perform all of their obligations under the Leases and give prompt notice to Beneficiary of any failure to do so; (b) give immediate notice to Beneficiary of any notice Grantors received from any tenant or subtenant under any leases, specifying any claimed default by any party under such Leases, excluding, however, notice of defaults under residential leases; (c) enforce the tenant’s obligations under the Leases; (d) defend, at Grantor’s expense, any proceeding pertaining to the Leases, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party; and (e) neither create nor permit any encumbrance upon its interest as lessor of the Leases, except this Deed Of Trust and any other encumbrances permitted by this Deed Of Trust.

Prior Approval for Action Affecting Leases. Grantors shall not, without the prior written consent of Beneficiary, receive or collect Rents more than one month in advance, encumber or assign future Rents, waive or release any obligations of any tenant under the Leases, cancel, terminate or modify any of the Leases, cause or permit any cancellation, termination or surrender of any of the Leases, or commence any proceedings for dispossession of any tenant under any of the Leases, except upon default by the tenant thereunder, or permit any assignment of the Leases whereby a tenant is released from its obligation.

Rejection of Leases in Bankruptcy. Grantors agree that no settlement for damages for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Beneficiary, and any check in payment of such damages shall be made payable to both Grantors and Beneficiary. Grantors hereby assign any such payment to Beneficiary, to be applied to the Indebtedness as Beneficiary may elect, and agree to endorse any check for such payment to the order of Beneficiary.

Beneficiary’s Rights. Beneficiary’s acceptance of this assignment shall not, prior to, upon, or after entry upon and taking possession of the Property by Beneficiary or any foreclosure of the lien hereunder or conveyance of the Property herein described in lieu thereof, be deemed to constitute Beneficiary as a “mortgagee in possession”, nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses or perform any obligation or liability under the Leases, or assume any obligation or liability under the Leases, or assume any obligation including security deposits. Beneficiary shall not be liable for any injury or damage to any person or property in or about the Property. Beneficiary shall not be obligated to perform, satisfy, or otherwise adhere to any terms of any of the Leases or any covenant of Grantors to any tenant unless Beneficiary agrees to do so, in writing, executed by Beneficiary, which Beneficiary may elect not to do so, in its sole and absolute discretion.

Appointment of Attorney-In-Fact. Grantors hereby appoint Beneficiary its attorney-in-fact, coupled with an interest, empowering Beneficiary to subordinate any Leases to this Deed Of Trust.

Indemnification. Grantors hereby indemnify and hold Beneficiary harmless from all liability, damage, or expense incurred by

Beneficiary from any claims under the Leases, including, without limitation, claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified hereunder, including reasonable attorney’s fees, if paid by Beneficiary shall bear interest at the maximum lawful rate and shall be payable by Grantors immediately without demand and shall be secured hereby.

Records. Etc. Upon request by Beneficiary, Grantors shall deliver to Beneficiary executed originals of all Leases and copies of all records relating thereto. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Mortgaged Property without the prior written consent of Beneficiary. Upon default, Grantors hereby authorize and direct the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Grantors, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Grantors under the Leases.

Fixtures. Some of the items on the Property are goods that are or are to become fixtures related to said Property, and it is intended that, as to those goods, this Deed Of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing of record in the real estate records of the county in which the Property is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary set forth elsewhere in this Deed Of Trust. The mailing address of the Grantors, as Debtor, is as stated herein.

Environmental Compliance. Grantors’ use of the Property will at all times comply with all laws, statutes, ordinances, rules and regulations (“Laws”) of any governmental, quasi-governmental or regulatory authority which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production, removal or disposal (collectively, “Treatment”) of any waste, petroleum product (including, without limitation, gasoline and diesel fuel), waste products, poly-chlorinated biphenyl, asbestos hazardous materials, and/or any other substance, the Treatment of which is regulated by any laws (collectively, “Waste”). Grantors will comply with all Laws regarding underground storage tanks used to hold gasoline, diesel fuel, or any other petroleum products on the Property.

To the best of Grantors’ knowledge, no Waste is located on the Property, and neither Grantors nor, to the best of Grantors’ knowledge, any other person has ever caused or permitted any Treatment of any Waste on, under or at the Property or any part thereof, and to the best of Grantors’ knowledge, no property adjoining the Property is being used, or has ever been used at any previous time for the Treatment of Waste.

To the best of Grantors’ knowledge, no investigation, administrative order, consent order and agreement, litigation or settlement, with respect to Waste or the Treatment of Waste is proposed, threatened, anticipated or in existence with respect to the Property. The Property is not currently on, and to Grantors’ knowledge, after diligent investigation and inquiry, has never been on, any federal or state “Superfund” or “Superlien” list.

Grantors agree to (a) give notice to Beneficiary immediately upon Grantors acquiring knowledge of any Waste on the Property with a full description thereof; (b) promptly comply with any laws applicable to Grantors or the Property requiring the removal, treatment or disposal of such Waste and provide Beneficiary with satisfactory evidence with such compliance; and (c) provide Beneficiary within thirty (30) days after demand by Beneficiary with a bond, letter of credit or similar financial assurance evidencing to Beneficiary’s satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Waste and discharging of any assessments that may be established on the Property as a result thereof.

Any environmental spill, discharge or other event upon or adjacent to the Property which Beneficiary determines materially and adversely affects the value and/or use of the Property, shall be an Event of Default under this Deed Of Trust and the Note and all other indebtedness secured hereby.

Grantors agree to perform an asbestos survey and obtain a permit, and to provide a copy of said survey to Beneficiary, prior to commencing any renovation and/or demolition of a public or commercial building. Grantors further agree to comply with all other state and federal statutes and/or regulations regarding asbestos and asbestos removal.

Site Assessments. Beneficiary (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of any default, may contract for the services of any person or firm (“Site Reviewers”) to perform environmental site assessments (“Site Assessments”) on the Property for the purposes of determining whether there exists on the Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Property arising under any Laws relating to Waste or the Treatment of Waste. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantors which do not impede the performance of the Site Assessments. Grantors agree that any Site Assessment shall be for the sole and exclusive use, benefit and reliance of Beneficiary in assessing the value of its security interest in the Property and will not be relied on by Grantors for any purpose. The Site Reviewers are hereby authorized to enter upon the Property for such purposes. The Site Reviewers are further authorized to perform above and below ground testing for environmental damage or the presence of waste on the Property and such other tests on the Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantors will supply to the Site Reviewers such historical and operational information regarding the Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will be available for meetings with Site Reviewers if requested.

Indemnification. Whether or not any Site Assessments are conducted, and regardless of whether or not a default occurs under this Deed Of Trust or under the Note or under any other indebtedness secured hereby and regardless of whether any remedies in respect of the Property are exercised by Beneficiary, Grantors will defend, indemnify and hold harmless Beneficiary and Trustee from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, attorneys fees and expenses, and remedial costs), suit costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release or foreclosure of this Deed Of Trust) be paid, incurred or suffered by or asserted against Beneficiary or Trustee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, on or affecting the Property of any waste or any spill, or which arise out of or result from the environmental condition of the Property or the applicability of any laws relating to the waste (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, 42 V.S.C. 9601 et seq., as arises from time to time, or any federal, state or local so-called “Superfund” or “Superlien” law, statute, law, ordinance, code, rule, regulation, order or decree), regardless of whether or not caused by or within the control of Grantors, Beneficiary or Trustee. The representations, covenants, warranties an indemnification herein contained shall survive the release and/or judicially or non-judicial foreclosure (or transfer in lieu thereof) of the lien of this Deed Of Trust. For the purpose of this paragraph and notwithstanding any other provision contained herein to the contrary, the term “Grantors” shall refer not only to the Grantors not only to the Grantors named herein, but also to all other person who may hereafter assume to the Note and the obligations of this

Deed Of Trust.

ARBITRATION.

GRANTORS, BENEFICIARY AND TRUSTEE FURTHER AGREE AS FOLLOWS:

I.                                         CONSUMER-RELATED CLAIMS OF $75,000.00 OR LESS IN ACTUAL DAMAGES:

(a)                                  WITH REGARD TO ALL CONSUMER-RELATED CLAIMS OF $75,000.00 OR LESS IN ACTUAL DAMAGES, ANY AND ALL CONTROVERSIES OR CLAIMS ARISING OUT OF THIS CONTRACT, ITS NEGOTIATION AND/OR THE BREACH THEREOF, SHALL BE SETTLED BY ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS SUPPLEMENTAL PROCEDURES FOR RESOLUTION OF CONSUMER-RELATED DISPUTES AND CONSUMER DUE PROCESS PROTOCOL (WHICH ARE INCORPORATED HEREIN FOR ALL PURPOSES), AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. IT IS INTENDED BY ALL PARTIES THAT THIS ARBITRATION CLAUSE MEET AND INCLUDE ALL FAIRNESS STANDARDS AND PRINCIPLES OF THE AMERICAN ARBITRATION ASSOCIATION’S CONSUMER DUE PROCESS PROTOCOL AND DUE PROCESS IN PREDISPUTE ARBITRATION.

(b)                                  INSTEAD OF PROCEEDING IN ARBITRATION, ANY PARTY HERETO MAY PURSUE ITS CLAIM IN THE CONSUMER’S LOCAL SMALL CLAIMS COURT, IF THE CONSUMER-RELATED CLAIM MEETS THE SMALL CLAIMS COURT JURISDICTIONAL LIMITS. IF THE SMALL CLAIMS COURT OPTION IS CHOSEN, THE PARTY MUST CONTACT THE SMALL CLAIMS COURT DIRECTLY.

(c)                                  THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING ‘

(d)                                  THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING

(e)                                  THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

II.                                     CONSUMER-RELATED CLAIMS ABOVE $75,000.00 IN ACTUAL DAMAGES AND/OR COMMERCIAL

CLAIMS:

(a)                                  ANY ARBITRATION INVOLVING CONSUMER-RELATED CLAIMS ABOVE $75,000.00 IN ACTUAL DAMAGES AND/OR COMMERCIAL CLAIMS HEREUNDER SHALL BE BEFORE AT LEAST THREE NEUTRAL ARBITRATORS ASSOCIATED WITH THE AMERICAN ARBITRATION ASSOCIATION AND SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. FAILURE OF ANY ARBITRATOR TO DISCLOSE ALL FACTS WHICH MIGHT TO AN OBJECTIVE OBSERVER CREATE A REASONABLE IMPRESSION OF THE ARBITRATOR’S PARTIALITY, AND/OR MATERIAL ERRORS OF LAW SHALL BE GROUNDS [IN ADDITION TO ALL OTHERS] FOR VACATUR OF AN AWARD RENDERED PURSUANT TO THIS AGREEMENT.

(b)                                  THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING

(c)                                  THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING

(d)                                  THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

III.                                 ADDITIONAL COMMERCIAL CLAIMS PROVISIONS:

(a)                                  ANY AND ALL COMMERCIAL CONTROVERSIES BETWEEN THE PARTIES, SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME OF FILING, UNLESS THE COMMERCIAL ARBITRATION RULES CONFLICT WITH THIS PROVISION, AND IN SUCH EVENT THE TERMS OF THIS PROVISION SHALL CONTROL TO THE EXTENT OF THE CONFLICT

(b)                                  THE AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION. THE ARBITRATION AWARD SHALL BE IN WRITING AND SPECIFY THE FACTUAL AND LEGAL BASIS FOR THE AWARD. UPON THE REQUEST OF ANY PARTY, THE AWARD SHALL INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

(c)                                  ARBITRABLE DISPUTES INCLUDE ANY AND ALL CONTROVERSIES OR CLAIMS BETWEEN THE PARTIES OF WHATEVER TYPE OR MANNER, INCLUDING WITHOUT LIMITATION, ANY CLAIM ARISING OUT OF OR RELATING TO THIS DEED OF TRUST, ALL PAST, PRESENT AND/OR FUTURE CREDIT FACILITIES AND/OR AGREEMENTS INVOLVING THE PARTIES, ANY TRANSACTIONS BETWEEN OR INVOLVING THE PARTIES, AND/OR ANY ASPECT OF ANY PAST OR PRESENT RELATIONSHIP OF THE PARTIES, WHETHER BANKING OR OTHERWISE, SPECIFICALLY INCLUDING ANY ALLEGED TORT COMMITTED BY ANY PARTY.

(d)                                  THE PARTIES SHALL ALLOW AND PARTICIPATE IN DISCOVERY IN ACCORDANCE WITH THE FEDERAL RULES OF CIVIL PROCEDURE FOR A PERIOD OF ONE HUNDRED TWENTY (120) DAYS AFTER THE FILING OF THE ORIGINAL RESPONSIVE PLEADING DISCOVERY MAY CONTINUE THEREAFTER AS AGREED BY THE PARTIES OR AS ALLOWED BY THE ARBITRATORS. UNRESOLVED DISCOVERY DISPUTES SHALL BE BROUGHT TO THE ATTENTION OF THE ARBITRATORS BY WRITTEN MOTION FOR PROPER DISPOSITION, INCLUDING RULING ON ANY ASSERTED OBJECTIONS, PRIVILEGES, AND PROTECTIVE ORDER REQUESTS AND AWARDING REASONABLE ATTORNEY’S FEES TO THE PREVAILING PARTY.

(e)                                  IN THE EVENT THE AGGREGATE OF ALL AFFIRMATIVE CLAIMS ASSERTED EXCEED $500,000.00, EXCLUSIVE OF INTEREST AND ATTORNEY’S FEES, OR UPON THE WRITTEN REQUEST OF ANY PARTY, (1) PRIOR TO THE DISSEMINATION OF A LIST OF POTENTIAL ARBITRATORS, THE AMERICAN ARBITRATION ASSOCIATION SHALL CONDUCT AN IN PERSON ADMINISTRATIVE CONFERENCE WITH THE PARTIES AND THEIR ATTORNEYS FOR THE FOLLOWING PURPOSES AND FOR SUCH ADDITIONAL PURPOSES AS THE PARTIES OR THE AMERICAN ARBITRATION ASSOCIATION MAY DEEM APPROPRIATE, (A) TO OBTAIN ADDITIONAL INFORMATION ABOUT THE NATURE AND MAGNITUDE OF THE DISPUTE AND THE ANTICIPATED LENGTH OF HEARINGS AND SCHEDULING; (B) TO DISCUSS THE VIEW OF THE PARTIES ABOUT ANY TECHNICAL AND/OR OTHER SPECIAL QUALIFICATIONS OF THE ARBITRATORS; AND (C) TO CONSIDER, WHETHER MEDIATION OR OTHER METHODS OF DISPUTE RESOLUTION MIGHT BE APPROPRIATE, AND (2) AS PROMPTLY AS PRACTICABLE AFTER THE SELECTION OF THE ARBITRATORS, A PRELIMINARY HEARING SHALL BE HELD AMONG THE PARTIES, THEIR ATTORNEYS AND THE ARBITRATORS. WITH THE AGREEMENT OF THE ARBITRATORS AND THE PARTIES, THE PRELIMINARY HEARING MAY BE CONDUCTED BY TELEPHONE CONFERENCE CALL RATHER THAN IN PERSON. AT THE PRELIMINARY HEARING THE MATTERS THAT MAY BE CONSIDERED SHALL INCLUDE, WITHOUT LIMITATION, A PREHEARING SCHEDULING ORDER ADDRESSING (A) EACH PARTY’S DUTY TO SUBMIT A DETAILED STATEMENT OF CLAIMS, DAMAGES AND/OR DEFENSES, A STATEMENT OF THE ISSUES ASSERTED BY EACH PARTY AND ANY LEGAL AUTHORITIES THE PARTIES MAY WISH TO BRING TO THE ATTENTION OF THE ARBITRATORS; (B) RESPONSES AND/OR REPLIES TO THE PLEADINGS FILED IN COMPLIANCE WITH SUBPART 2(A); (C) STIPULATIONS REGARDING ANY UNCONTESTED FACTS; (D) EXCHANGE AND PREMARKING OF ALL DOCUMENTS. WHICH EACH PARTY BELIEVES MAY BE OFFERED AT THE FINAL ARBITRATION HEARING; (E) THE IDENTIFICATION AND AVAILABILITY OF WITNESSES, INCLUDING EXPERTS, AND SUCH ADDITIONAL MATTERS REGARDING WITNESSES INCLUDING THEIR BIOGRAPHIES AND A SHORT SUMMARY OF THEIR EXPECTED TESTIMONY, (F) WHETHER A STENOGRAPHIC OR OTHER OFFICIAL RECORD OF THE PROCEEDINGS SHALL BE MAINTAINED; AND (G) THE POSSIBILITY OF UTILIZING MEDIATION OR OTHER ALTERNATIVE METHODS OF DISPUTE RESOLUTION.

(f)                                    FOR PURPOSES OF THIS PROVISION, “THE PARTIES” MEANS GRANTORS, BENEFICIARY AND TRUSTEE, AND EACH AND ALL PERSONS AND ENTITIES SIGNING THIS AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES AS PART OF THIS TRANSACTION. “THE PARTIES” SHALL ALSO INCLUDE INDIVIDUAL PARTNERS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND/OR REPRESENTATIVES OF ANY PARTY TO SUCH DOCUMENTS, AND SHALL INCLUDE ANY OTHER OWNER AND HOLDER OF THIS AGREEMENT.

(g)                                 THE PARTIES SHALL HAVE THE RIGHT TO INVOKE SELF- HELP REMEDIES (SUCH AS SET-OFF, NOTIFICATION OF ACCOUNT DEBTORS, SEIZURE AND/OR FORECLOSURE OF COLLATERAL, AND NON-JUDICIAL SALE OF PERSONAL PROPERTY AND REAL PROPERTY COLLATERAL) BEFORE, DURING OR AFTER ANY ARBITRATION AND/OR REQUEST ANCILLARY OR PROVISIONAL JUDICIAL REMEDIES (SUCH AS GARNISHMENT, ATTACHMENT, SPECIFIC PERFORMANCE, RECEIVER, INJUNCTION OR RESTRAINING ORDER, AND SEQUESTRATION) BEFORE OR AFTER ANY ARBITRATION. THE PARTIES NEED NOT AWAIT THE OUTCOME OF THE ARBITRATION BEFORE USING SELF-HELP REMEDIES. USE OF SELF-HELP OR ANCILLARY AND/OR PROVISIONAL JUDICIAL REMEDIES SHALL NOT OPERATE AS A WAIVER OF EITHER PARTY’S RIGHT TO COMPEL ARBITRATION. ANY ANCILLARY OR PROVISIONAL REMEDY WHICH WOULD BE AVAILABLE FROM A COURT AT LAW SHALL BE AVAILABLE FROM THE ARBITRATORS.

(h)                                 THE PARTIES AGREE THAT ANY ACTION REGARDING ANY CONTROVERSY BETWEEN THE PARTIES SHALL EITHER BE BROUGHT BY ARBITRATION, AS DESCRIBED HEREIN, OR BY JUDICIAL PROCEEDINGS, BUT SHALL NOT BE PURSUED SIMULTANEOUSLY IN DIFFERENT OR ALTERNATIVE FORMS. A TIMELY WRITTEN NOTICE OF INTENT TO ARBITRATE PURSUANT TO THIS AGREEMENT STAYS AND/OR ABATES ANY AND ALL ACTION IN A TRIAL COURT, SAVE AND EXCEPT A HEARING ON AMOTION TO COMPEL ARBITRATION AND/OR THE ENTRY OF AN ORDER COMPELLING ARBITRATION AND STAYING AND/OR ABATING THE LITIGATION PENDING THE FILING OF THE FINAL AWARD OF THE ARBITRATORS. ALL REASONABLE AND NECESSARY ATTORNEY’S FEES AND ALL TRAVEL COSTS SHALL BE AWARDED TO THE PREVAILING PARTY ON ANY MOTION TO COMPEL ARBITRATION AND MUST BE PAID TO SUCH PARTY WITHIN TEN (10) DAYS OF THE SIGNING OF THE ORDER COMPELLING ARBITRATION.

(i)                                    ANY PARTY SEEKING TO ARBITRATE SHALL SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE TO

ANY AND ALL OPPOSING PARTIES WITHIN 360 DAYS AFTER DISPUTE HAS ARISEN. A DISPUTE IS DEFINED TO HAVE ARISEN ONLY UPON RECEIPT OF SERVICE OF JUDICIAL PROCESS, INCLUDING SERVICE OF A COUNTERCLAIM, FAILURE TO SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE WITHIN THE TIME SPECIFIED ABOVE SHALL BE DEEMED AWAIVER OF THE AGGRIEVED PARTY’S RIGHT TO COMPEL ARBITRATION OF SUCH CLAIM. THE ISSUE OF WAIVER PURSUANT TO THIS AGREEMENT IS AN ARBITRABLE DISPUTE.

(j)                                    ACTIVE PARTICIPATION IN PENDING LITIGATION DURING THE 360 DAY NOTICE PERIOD, WHETHER AS PLAINTIFF OR DEFENDANT, IS NOT A WAIVER OF THE RIGHT TO COMPEL ARBITRATION. ALL DISCOVERY OBTAINED IN THE PENDING LITIGATION MAY BE USED IN ANY SUBSEQUENT ARBITRATION PROCEEDING.

(k)                                THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING

(I)                                    ANY ARBITRATOR SELECTED SHALL BE KNOWLEDGEABLE IN THE SUBJECT MATTER OF THE DISPUTE. EACH OF THE PARTIES SHALL PAY AN EQUAL SHARE OF THE ARBITRATION COSTS, FEES, EXPENSES, AND OF THE ARBITRATORS’ FEES, COSTS AND EXPENSES.

(m)                              ALL STATUTES OF LIMITATIONS WHICH WOULD OTHERWISE BE APPLICABLE SHALL APPLY TO ANY AND ALL CLAIMS ASSERTED IN ANY ARBITRATION PROCEEDING HEREUNDER AND THE COMMENCEMENT OF ANY ARBITRATION PROCEEDING TOLLS SUCH STATUTES OF LIMITATIONS.

(n)                                 IN ANY ARBITRATION PROCEEDING SUBJECT TO THIS PROVISION, THE ARBITRATORS, OR MAJORITY OF THEM, ARE SPECIFICALLY EMPOWERED TO DECIDE (BY DOCUMENTS ONLY, OR WITH A HEARING, AT THE ARBITRATORS’ SOLE DISCRETION) PRE-HEARING MOTIONS WHICH ARE SUBSTANTIALLY SIMILAR TO PREHEARING MOTIONS TO DISMISS AND MOTIONS FOR SUMMARY ADJUDICATION.

(0)                                 THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING

(p)                                  THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

(q)                                  THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL AWARD ATTORNEY’S FEES AND COSTS TO THE PREVAILING PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT.

(r)                                  NEITHER THE PARTIES NOR THE ARBITRATORS MAY DISCLOSE THE EXISTENCE, CONTENT, OR RESULTS OF ANY ARBITRATION HEREUNDER WITHOUT PRIOR WRITTEN CONSENT OF ALL PARTIES AND/OR COURT ORDER

(s)                                  VENUE OF ANY ARBITRATION PROCEEDING HEREUNDER SHALL BE IN THE COUNTY WHERE BENEFICIARY IS LOCATED.

Notwithstanding the provision above relating to conducting a foreclosure sale(s) pursuant to the provisions of this Deed Of Trust, the Trustee shall, and is hereby directed to, comply with the provisions of Chapter 51 of the Texas Property Code (the “Property Code”) as it may be amended and in effect as of the date or dates of any foreclosure proceedings conducted pursuant to this Deed Of Trust. In particular, the location and time of sale shall be held in accordance with Section 51.002 of the Property Code or any amendments thereto or re-enactment or revisions to such law.

Grantors stipulate and agree that for purposes of determining the fair market value of the Property (or any portion thereof), as such term is used in Section 51.003 of the Texas Property Code, which is sold at a non-judicial foreclosure sale pursuant to the terms of this Deed Of Trust (and in accordance with Section 51.002 of the Property Code), the following factors shall be used to determine such Property’s fair market value, for such purposes: (a) the Property shall be valued “AS IS” without any value being anticipated for any improvements or refurbishing to be conducted, or conducted, after the date of the foreclosure sale, (b) the intention of the purchaser to re-sell the Property promptly, without any extensive holding period, (c) any re-sale shall be for cash only, without financing by the seller, (d) all reasonable costs of closing a re-sale shall be deducted from the reasonable costs of closing a re-sale shall be deducted from the estimate of fair market value, such as attorneys’ fees, title policy premiums, surveyor fees and expenses, the then prevailing broker’s or salesman commission, unpaid ad valorem tax amounts, and (e) the application of a discount to the value to be applied to any future sales price to arrive at its then current fair market value. Grantors further stipulate that any value given to such Property in connection with Grantors’ obtaining of the loan from Beneficiary to which this Deed Of Trust relates, or not any other time or times, shall not be used and shall not be considered for guidance in determining the fair market value of such Property on the date of any such foreclosure sale.

Leasehold Covenants. If the interest of Grantors in the Property is a leasehold interest and not a fee ownership, then the lien of this Deed Of Trust shall be upon the leasehold rights and benefits of Grantors, but, in no event shall any of the burdens or obligations under said leasehold be assumed by, or be the obligations of, Beneficiary absent an express written instrument, executed by Beneficiary assuming such obligations, which shall be within the sole discretion of Beneficiary.

To the extent Grantors own a leasehold interest in all or any portion of the Property, Grantors hereby covenant and agree as follows:

(a)                                  Grantors will at all times fully perform and comply with all agreements, covenants, terms and conditions imposed upon or assumed by it, as tenant or lessee, under any and all leases affecting the Property (collectively, the “Lease”), true and correct copies of which Grantors shall deliver to Beneficiary, and that if Grantors shall fail to do so, Beneficiary may (but shall not be obligated to) take any action Beneficiary deems necessary or desirable to prevent or to cure any default by Grantors in the performance of or compliance with any of Grantor’s covenants or obligations under the Lease. Upon receipt by Beneficiary from the landlord wider the Lease of any written notice of default by Grantors thereunder, default or any written notice of default, or the nature thereof be questioned or denied by Grantors or by any party on and on behalf of Grantors, Grantors hereby expressly grant to Beneficiary and agree that Beneficiary shall have the absolute and immediate right to enter in and upon the leased premises or any part thereof that Beneficiary deems necessary or desirable in order to prevent or to cure any default by Grantors under the Lease. Beneficiary may pay and expend such sums of money as Beneficiary in its sole discretion deems necessary for any such purpose, and Grantors hereby agree to pay to Beneficiary, immediately upon demand, all such sums so paid and expended by Beneficiary. All sums so paid and expended by Beneficiary shall accrue interest at the rates set forth in the Note and be added to and be secured by the lien of this Deed Of Trust.

(b) Grantors will not surrender the leasehold estate and interest hereinabove described, nor terminate or cancel the Lease; and it will not; without the express written consent of Beneficiary, modify, change, supplement, alter or amend the Lease either orally or in writing. Any such termination, cancellation, modification, change, supplement, alteration or amendment of the Lease without the prior written consent thereto by Beneficiary shall be void and of no force and effect. As further security to Beneficiary, Grantors shall deposit with Beneficiary an original of the Lease and all amendments thereto or a certified copy thereof, to be retained by Beneficiary until the indebtedness secured hereby is fully paid.

(c) No release or forbearance of any of Grantors’ obligations under the Lease, pursuant to the Lease or otherwise, shall release Grantors from any of its obligations under this Deed Of Trust, including obligations with respect to the payment of rent as provided for in the Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Lease, to be kept, performed and complied with by Grantors therein.

(d) Unless Beneficiary shall otherwise expressly consent in writing, the fee title to the property demised by the Lease and the leasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the landlord or in the tenant, or in a third party by purchase or otherwise..

(e)                                  If there shall be filed by or against Grantors a petition under the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), and Grantors, as lessee under the Lease, shall determine to reject the Lease pursuant to Section 365(a) of the Bankruptcy Code, Grantors shall give Beneficiary not less than thirty (30) days prior notice of the date on which Grantors shall apply to the Bankruptcy Court for authority to reject the Lease. Beneficiary shall have the right, but not the obligation, to serve upon Grantors within such ten day period a notice stating that (i) Beneficiary demands that Grantors assume and assign the Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code and (ii) Beneficiary covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Lease. If Beneficiary serves upon Grantors the notice described in the preceding sentence, Grantors shall not seek to reject the Lease and shall comply with the demand provided for in the clause (i) of the preceding sentence, within 30 days after the notice shall have been given subject to the performance by Beneficiary of the covenant provided for in clause (ii) of the preceding sentence. Further, effective upon the entry of an order for relief in respect of Grantors under Chapter 7 of the Bankruptcy Code, Grantors hereby assign and transfer to Beneficiary a non-exclusive right to apply to the Bankruptcy Court under Subsection 365(d)(I) of the Bankruptcy Code for an order extending the period during which the Lease may be rejected or assumed.

NO ORAL AGREEMENTS

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEOUENT ORAL AGREEMENT OF

THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Dated this 17 day of December, 2004.

GRANTOR:	LANCER PARTNERSHIP, LTD.,	GRANTOR:
A Texas limited partnership
By: Lancer Capital Corporation,
A Delaware corporation, General Partner

By:	/s/ Scott Adams	By:

Name:	Scott Adams	Address:

Title:	Secretary

(Acknowledgement)

STATE OF TEXAS	§

COUNTY OF	§

This instrument was acknowledged before me on

by                                                                                                           .

Notary Public, State of Texas

My commission expires

(Acknowledgment)

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on

by                                                                                                           .

Notary Public, State of Texas

My commission expires:

(Partnership Acknowledgment)

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on December 17, 2004 by of Lancer Capital Corporation, a Delaware corporation, General, partner(s) on behalf of Lancer Partnership, Ltd., a Texas limited partnership, on behalf of said, partnership

/s/ Scott A. Farrimond
Notary Public, State of Texas

My commission expires:	6/28/08

(Corporation Acknowledgement)

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on                                                                                                                          by                                                                                     as                                                                                                                          a                                                                                                                                  corporation, on behalf of said corporation

Notary Public, State of Texas

My commission expires:

After recording, return to Beneficiary, at its mailing address, as follow:

AFTER RECORDING, PLEASE RETURN TO:

INTERNATIONAL BANK OF COMMERCE

Credit Department

130 E. Travis

San Antonio, Texas 78205

* ADDENDUM TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY

AGREEMENT AND FINANCING STATEMENT

The Note is given in renewal, extension, modification, and rearrangement of that one certain Promissory Note in the original principal sum of Forty-four Million Eight Hundred Twenty-three Thousand Seven Hundred Fifty and No/100 Dollars ($44,823,750.00), dated June 30, 2000, executed by Grantors, and payable to the order of The Frost National Bank more fully described in and secured in a Deed of Trust, of even date therewith, executed by Grantors and recorded in Volume 8634, Page 1641, of the Real Property Records of Bexar County, Texas, upon the herein described real property, which said liens and notes, have been assigned and transferred to INTERNATIONAL BANK OF COMMERCE. It is expressly agreed that said liens are hereby renewed, extended, and continued in full force and effect to secure the payment of the Note hereby secured.

This Deed of Trust is being executed pursuant to the terms and conditions of that certain Loan Agreement of even date herewith between Grantors and Beneficiary and which Loan Agreement will govern in case of conflict with this Deed of Trust.

Executed on this 17 day of December, 2004.

GRANTORS:

Lancer Partnership, Ltd.,

a Texas limited partnership

By:	Lancer Capital Corporation,
a Delaware corporation, General Partner

	By:	/s/ Scott Adams
	Name:	Scott Adams

Title:

   Secretary

STATE OF TEXAS	§
§
COUNTY OF	§

Before me, the undersigned authority, on this day personally appeared                                                               ,                        of Lancer Capital Corporation, a Delaware corporation, General Partner of Lancer Partnership, Ltd., a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said partnership.

Given under my hand and seal of office on this 17th day of December, 2004.

/s/ Scott A. Farrimond

Notary Public, State of Texas

FOR

TRACT “A”

Being a 20.000 acre tract of land out of the J.J. Sanchez Survey, No.34, Abstract No. 665, County Block 5100, Bexar County, Texas, the said 2O.OOO acre tract of land being a portion of a 189.56 acre tract of land as recorded in Volume 7977, Pages 806–810 of the Deed Records of Bexar County, Texas, and a portion of a 120.935 acre tract of land as recorded in Volume 7345, Pages 825-829 of the Deed Records of Bexar County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING:

At a point for the southerly end of the cutback line for the intersection of the east right-of-way line of Foster~ Road with the south right-of-way line of I.H.-10 (U.S. Highway 90), and proceeding along the following course:

1,244.77 feet in a southerly direction along the said east right-of-way line of Foster Road to an iron pin found at the northwest corner of the said 189.56 acre tract of land;

THENCE:

N 89°29’00” E, a distance of 800.00 feet departing from the aforementioned east right-of-way line of Foster Road, along the north line of the said 189.56 acre tract of land to an iron pin set for the northwest corner, and POINT OF BEGINNING of the herein described tract of land;

THENCE:	N 89°29’00” E, a distance of 670.16 feet continuing along the said north line of the 189.56 acre tract of land to an iron pin set for the northeast corner of the herein described tract of land;

THENCE:

S OO°14’O0” E, a distance of 1,300.00 feet departing from the aforementioned north line of the 189.56 acre tract of land to an iron pin set for the southeast corner of the herein described tract of land;

THENCE:	S 89°29’00” W, a distance of 670.16 feet to an iron pin set for the southwest corner of the herein described tract of land;

THENCE:	N O0°14’OO” W, a distance of 1,300.00 feet to the POINT OF BEGINNING and containing 20.000 acres or 871,200 square feet of land, more or less, in Bexar County, Texas.

PREPARED BY: PAPE-DAWSON CONSULTING ENGINEERS, INC.

JOB NO.:                                               2269-60-20

DATE: July 9, 1986; Revised September 26, 1986

DOC. ID:                                                FN10/12

UTILITES   ROADS & STREETS   DRAINAGE   LAND PLANNING   SUBDIVISIONS   VISIONS   REPORTS   SURVEYING

FOR

TRACT “B”

Being a 20.000 acre tract of land out of the J.J. Sanchez Survey, No.34, Abstract No. 665, County Block 5100, Bexar County, Texas, the said 2O.OOO acre tract of land being a portion of a 189.56 acre tract of land as recorded in Volume 7977, Pages 806–810 of the Deed Records of Bexar County, Texas, and a portion of a 120.935 acre tract of land as recorded in Volume 7345, Pages 825-829 of the Deed Records of Bexar County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING:

At a point for the southerly end of the cutback line for the intersection of the east right-of-way line of Foster~ Road with the south right-of-way line of I.H.-10 (U.S. Highway 90), and proceeding along the following course:

1,244.77 feet in a southerly direction along the said east right-of-way line of Foster Road to an iron pin found at the northwest corner of the said 189.56 acre tract of land;

THENCE:

N 89°29’00” E, a distance of 1,470.16 feet departing from the aforementioned east right-of-way line of Foster Road, along the north line of the said 189.56 acre tract of land to an iron pin set for the northwest corner, and POINT OF BEGINNING of the herein described tract of land;

THENCE:	N 89°29’00” E, a distance of 670.16 feet continuing along the said north line of the 189.56 acre tract of land to an iron pin set for the northeast corner of the herein described tract of land;

THENCE:

S OO°14’O0” E, a distance of 1,300.00 feet departing from the aforementioned north line of the 189.56 acre tract of land to an iron pin set for the southeast corner of the herein described tract of land;

THENCE:	S 89°29’00” W, a distance of 670.16 feet to an iron pin set for the southwest corner of the herein described tract of land;

THENCE:	N O0°14’OO” W, a distance of 1,300.00 feet to the POINT OF BEGINNING and containing 20.000 acres or 871,200 square feet of land, more or less, in Bexar County, Texas.

PREPARED BY: PAPE-DAWSON CONSULTING ENGINEERS, INC.

JOB NO.:                                               2269-60-20

DATE: July 9, 1986; Revised September 26, 1986

DOC. ID:                                                FN10/11

UTILITES   ROADS & STREETS   DRAINAGE   LAND PLANNING   SUBDIVISIONS   VISIONS   REPORTS   SURVEYING